SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          January 27, 1997
                                                 -------------------------------



                              3-D GEOPHYSICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-27564                    13-3841601
--------------------------------------------------------------------------------
(State or other Jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)



           7076 South Alton Way, Building H, Englewood, Colorado 80112
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (303) 290-0214
                                                    ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (a)     Financial Statements of Businesses Acquired.*

        (b)     Pro Forma Financial Information.*

*  Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     3-D GEOPHYSICAL, INC.

                                     By: /s/ Joel Friedman
                                        -----------------------
                                           Name:  Joel Friedman
                                           Title: Chairman



Date:  April 10, 1997

                       GARRETT POWER CHARTERED ACCOUNTANTS


January 24, 1997



Auditors' Report



To the Shareholders of J.R.S. Exploration Company Limited:

We have audited the balance sheets of J.R.S. Exploration Company Limited as at November 30, 1996 and 1995 and the statements of operations and retained earnings and changes in financial position for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at November 30, 1996 and 1995 and the results of its operations and changes in its financial position for the years then ended in accordance with generally accepted accounting principles in Canada.



  /s/  GARRETT POWER
---------------------
Chartered Accountants
Calgary, Alberta

J.R.S. Exploration Company Limited

Balance Sheet

-------------------------------------------------------------------------------------------------------------------

                                                                                     November 30
                                                                           1996                       1995
                                                                           ----                       ----
ASSETS

Current assets:
     Cash and term deposits                                   $            346,019           $         711,698
     Accounts receivable                                                 3,666,481                   1,855,745
     Income taxes recoverable                                              -                            35,751
     Prepaid expenses                                                       41,780                      77,191
     Current portion of agreement receivable                               100,000                      66,666
                                                               -------------------            ----------------
                                                                         4,154,280                   2,747,051

Fixed assets (Note 2)                                                    4,263,817                   5,430,531

Agreement receivable (Note 3)                                               -                           33,334
                                                               -------------------            ----------------

                                                              $          8,418,097           $       8,210,916
                                                                ==================             ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
     Bank loan (Note 4)                                       $            340,000           $         200,000
     Cheques issued in excess of bank balance                              724,280                       -
     Accounts payable (Note 10)                                          1,808,455                   1,395,532
     Income taxes payable                                                  509,191                       -
     Advances from related parties (Note 5)                                  -                         160,811
     Current portion of long term debt                                   1,423,050                   1,552,533
                                                               -------------------            ----------------
                                                                         4,804,976                   3,308,876

Long term debt (Note 6)                                                    108,047                   1,488,829

Deferred income taxes                                                       34,463                     304,538

Shareholders' equity:
     Share capital (Note 7)                                                     66                          66
     Retained earnings                                                   3,470,545                   3,108,607
                                                               -------------------            ----------------
                                                                         3,470,611                   3,108,673
                                                               -------------------            ----------------

                                                              $          8,418,097           $       8,210,916
                                                               ===================            ================

J.R.S. Exploration Company Limited

Statement of Operations and Retained Earnings

-------------------------------------------------------------------------------------------------------------------
                                                                                Years Ending November 30
                                                                              1996                 1995
                                                                              ----                 ----
Revenue:
     Seismic revenue                                          $         12,532,451           $      11,074,354
     Interest                                                               33,996                      71,002
                                                               -------------------            ----------------
                                                                        12,566,447                  11,145,356

Direct expenses:
     Consulting and management                                             522,338                     425,785
     Recording equipment repairs and maintenance                         2,034,497                   1,205,215
     Small tools and field supplies                                         31,765                      31,129
     Turnkey costs (Note 10)                                             1,727,969                   2,459,422
     Vehicle and equipment rentals (Note 10)                               371,206                     343,969
     Vehicle repairs and fuel                                              472,446                     412,325
     Wages and benefits, including office                                3,669,788                   3,146,860
     Depreciation                                                        1,950,929                   1,971,583
                                                               -------------------            ----------------
                                                                        10,780,938                   9,996,288
                                                               -------------------            ----------------

Gross profit                                                             1,785,509                   1,149,068

General and administrative expenses (Schedule)                           1,230,161                   1,238,547
                                                               -------------------            ----------------

Income (loss) before following                                             555,348                     (89,479)

Gain on sale of fixed assets                                                68,199                       4,507
                                                               -------------------            ----------------

Income (loss) before provision for income taxes                            623,547                     (84,972)

Provision for (recovery of) income taxes (Note 8):
     Current                                                               531,684                     117,514
     Deferred                                                             (270,075)                   (182,454)
                                                               --------------------           -----------------
                                                                           261,609                     (64,940)
                                                               -------------------            -----------------

Net income (loss) for the year                                             361,938                     (20,032)

Retained earnings at beginning of year                                   3,108,607                   3,128,639
                                                               -------------------            ----------------

Retained earnings at end of year                              $          3,470,545           $       3,108,607
                                                               ===================            ================

J.R.S. Exploration Company Limited

Schedule of General and Administration

-------------------------------------------------------------------------------------------------------------------


                                                                                Years Ending November 30
                                                                              1996                 1995
                                                                              ----                 ----

Depreciation                                                  $             29,571           $          33,406
Entertainment                                                              115,218                      77,125
Freight                                                                     55,097                      33,687
Insurance and licenses                                                     145,736                     150,457
Interest and bank charges                                                   23,231                      19,435
Interest on long term debt                                                 206,860                     396,647
Office and miscellaneous                                                   162,404                     189,182
Professional fees                                                           91,500                      17,713
Rent, utilities and taxes (Note 10)                                        130,856                     143,816
Telephone                                                                   90,935                      87,886
Travel                                                                     178,753                      89,193
                                                               -------------------            ----------------

                                                              $          1,230,161           $       1,238,547
                                                                ==================             ===============

J.R.S. Exploration Company Limited

Statement of Changes in Financial Position

-------------------------------------------------------------------------------------------------------------------

                                                                                Years Ending November 30
                                                                              1996                 1995
                                                                              ----                 ----
Operations:
     Net income (loss) for the year                           $            361,938           $         (20,032)
     Add:    Items not requiring a current cash
             outlay --
             Depreciation                                                1,980,500                   2,004,989
             Deferred income taxes                                        (270,075)                   (182,454)
             Gain on sale of fixed assets                                  (68,199)                     (4,507)
                                                               --------------------           -----------------
     Funds from operations                                               2,004,164                   1,797,996
     Increase in non-cash working capital                                 (817,460)                   (270,008)

     Investing:
             Acquisition of fixed assets:                                 (815,147)                   (285,410)
             Proceeds on sale of fixed assets                               69,560                       8,150
             Decrease in investment tax credits                                  -                      55,843
                                                              --------------------           -----------------
     Cash used in investing                                               (745,587)                   (221,417)
                                                              ---------------------          ------------------

     Financing:
             Decrease in long term debt                                 (1,510,265)                 (2,079,356)
             Decrease in advances from related
               parties                                                    (160,811)                   (326,000)
                                                              ---------------------          ------------------
     Cash used in financing                                             (1,671,076)                 (2,405,356)
                                                              ---------------------          ------------------

     Decrease in cash*                                                  (1,229,959)                 (1,098,785)

     Cash at beginning of year                                             511,698                   1,610,483
                                                              --------------------           -----------------

     Cash at end of year                                      $           (718,261)          $         511,698
                                                              ====================           =================



* For the purpose of this statement, cash is defined as cash and term deposits, net of bank loan and cheques issued in excess of bank balance.

J.R.S. Exploration Company Limited

Notes to Financial Statements
November 30, 1996
-------------------------------------------------------------------------------



1.     SIGNIFICANT ACCOUNTING POLICIES:

       Depreciation -
       Depreciation is calculated using the straight-line (equipment - 20%) and declining balance (vehicles - 30%; office - 20%) methods at rates which will depreciate the assets over their estimated useful lives.


2.     FIXED ASSETS:

       Fixed assets are recorded at cost and comprised of the following:

                                                          1996                                              1995
                                                       Accumulated               Net Book                 Net Book
                                  Cost                Depreciation                Value                     Value
                       -----------------------------------------------------------------------------------------------------

Equipment                    $       12,418,707          $    8,786,264          $     3,632,443          $      4,872,841
Vehicles                              1,667,303               1,189,929                  477,374                   411,403
Office                                  352,732                 198,732                  154,000                   146,287
                               ----------------       -----------------        -----------------         -----------------

                             $       14,438,742           $  10,174,925          $     4,263,817          $      5,430,531
                                   ============            ============            =============             =============

3.     AGREEMENT RECEIVABLE:

       The agreement receivable is unsecured, bears interest at 7% and is repayable in annual installments of $33,333 plus interest. The 1995 and 1996 installments are in arrears.

4.     BANK LOANS:

       The revolving bank loans are payable on demand and bear interest at prime plus 1/2% on the first $250,000 and prime plus 1% on the remainder. Security on the loan is described in Note 6.

J.R.S. Exploration Company Limited

Notes to Financial Statements
November 30, 1996
--------------------------------------------------------------------------------

5.     ADVANCES FROM RELATED PARTIES:

       The advances from related parties, including shareholders and companies controlled by shareholders, are non-interest bearing and have no fixed terms of repayment. The loans were repaid in fiscal 1996.



6.     LONG-TERM DEBT:
                                                                               1996                    1995
                                                                               ----                    ----
Bank loans,  bearing interest at prime + 1 1/2%,
are payable on demand. The bank has agreed to
accept blended monthly installments of
$144,000.                                                               $     1,344,424          $     2,711,997

Finance contracts, bearing interest at rates
ranging from 8.9% to 13%, repayable in
blended monthly installments.  The contracts                               ____________              ___________
will be repaid at various times to April 1999.                                  186,673                  227,367

Loan, repaid in fiscal 1996                                                           -                  101,998


                                                                              1,531,097                3,041,362

Less:  amount due within one year                                             1,423,050                1,552,533
                                                                         --------------            -------------

                                                                       $        108,047          $     1,488,829
                                                                         ==============            =============

       The bank loans are secured by a general security agreement, a debenture providing a first charge on specific equipment and a floating charge on all assets of the Company and postponement of claim by certain shareholders and directors.

       The finance contracts are secured by specific equipment and vehicles.

       Estimated principal repayments over the next three years are as follows:

                             1997                 $   1,423,050
                             1998                 $      98,381
                             1999                 $       9,666

J.R.S. Exploration Company Limited

Notes to Financial Statements
November 30, 1996
--------------------------------------------------------------------------------

7.     SHARE CAPITAL:

                                                                               1996                    1995
       Authorized -
             Unlimited number of Class A voting shares
             Unlimited number of Class B non-voting shares
             Unlimited number of Class D preferred shares

       Issued -
             33 Class A voting shares
             33 Class B non-voting shares                                   $            66        $             66
                                                                             ==============          ==============


8.     INCOME TAXES:

       The income tax provision on the income statements differs from the expected income tax provision as follows:


                                                                1996                       1995
                                                                ----                       ----

Expected income taxes @ 44.62%                                $       278,229          $        (37,677)
Add (deduct) effects of:
                Small business tax reduction                          (51,000)                  (51,000)
                Non deductible expenses                                34,380                    23,737
                                                             ----------------           ----------------

                                                              $       261,609          $        (64,940)
                                                               ==============           ================


9.     COMMITMENTS:

       Effective January 1, 1997, the Company amended the lease agreement, with a related company (see Note 10), for their business premises. The amended lease calls for annual payments of $79,188 and expires in May 2001.

J.R.S. Exploration Company Limited

Notes to Financial Statements
November 30, 1996
--------------------------------------------------------------------------------




10.    RELATED PARTY TRANSACTIONS:

       The following summarizes transactions and balances with Companies which are owned by parties related to the shareholders:


                                                    1996               1995
                                                    ----               ----
Pavelow Investments Ltd.                         $    96,840        $   96,840
       Rent charged on premises

Malpaso Surveys Ltd.
       Survey fees charged                       $   218,753        $  280,707
       Balance included in accounts payable      $    30,036        $   28,109

C.M.J. Holdings Ltd.
       Equipment lease charges                   $    42,185        $   42,185
       Sale of leased equipment                  $    36,500                 -
       Balance included in accounts payable      $         -        $   67,909

                      3-D GEOPHYSICAL INC. AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                        3-D        J.R.S. U.S.$    Pro Forma              Adjusted
                                                    Geophysical     U.S. GAAP    Adjustments             Pro Forma
                                                    -----------     ---------    -----------             ---------
ASSETS
   Cash and Cash equivalents                         17,624                257    (2,665)        A       15,216
   Restricted cash                                      820                  -          -                   820
   Accounts receivable
     Trade                                           11,268              2,721          -                13,989
     Other                                              282                  -          -                   282
   Deferred income tax asset                            108                  -          -                   108
   Prepaid expenses and other assets                    999                105       (49)        B        1,055
                                                   --------       ------------   --------              --------
     Total current assets                            34,034              3,083    (2,714)                34,403

   Property and equipment, net                       35,529              3,165        124        C       38,818
   Goodwill                                           6,115                  -      2,641        D        8,756
   Other assets                                       1,588                  -       (24)        B        1,564
                                                   --------    ---------------   --------              --------
     Total assets                                    77,266              6,248         27                83,541
                                                   ========      =============   ========              ========


LIABILITIES
Current liabilities
   Current maturities of long-term debt
   and capital leases                                 7,559              1,846          -                 9,405
   Accounts payable                                  12,912              1,342          -                14,254
   Accrued liabilities                                1,560                  -          -                 1,560
   Income taxes payable                                   -                378          -                   378
   Deferred revenue                                   1,536                  -          -                 1,536
                                                   --------    ---------------   --------              --------
     Total current liabilities                       23,567              3,566          -                27,133
                                                   ========      =============   ========              ========

   Long-term debt and capital leases                  4,597                 80          -                 4,677
   Deferred income tax liability                        937                 26          -                   963
   Stockholders' equity
     Preferred stock                                      -                  -          -                     -
     Common Stock                                       111                  -          3        E          114
     Additional paid-in capital                      51,426                  -      2,600        F       54,026
     Retained earnings                                  739              2,575     (2,575)       G          739
     Cumulative foreign currency
   translation adjustments                          (4,111)                  1        (1)        G      (4,111)
                                                   --------     --------------   --------              --------
     Total stockholders' equity                      48,165              2,576         27                50,768
                                                   --------      -------------   --------              --------
Total liabilities and stockholders' equity           77,266              6,248         27                83,541
                                                   ========      =============   ========              ========

For purpose of these calculations, an exchange rate of $.73 to C$1.00 is used.

A - Cash consideration for the purchase price of J.R.S. Exploration and Siegfried & Siegfried Resource Consultants, Ltd.

B - Reflects the elimination of a current receivable and long-term receivable included in other assets in the accompanying pro forma balance sheet due from Siegfried & Siegfried Resource Consultants, Ltd. totalling C$100,000 (approximately $73,000) that is eliminated upon the acquisition of Siegfried & Siegfried Resource Consultants, Ltd.

C - Estimated fair market value of recording assets acquired through the acquisition of Siegfried & Siegfried Resource Consultants, Ltd.

D - Associated goodwill generated through the acquisition of J.R.S. Exploration and Siegfried & Siegfried Resource Consultants, Ltd. calculated as follows:


                                                                     (in thousands)
                                                             $Canadian               $U.S.
                                                             ---------               -----
Total Purchase Price                                             6,850               5,000
Total Purchase Price of Siegfried & Siegfried Ltd.                 300                 219
Receivable eliminated through acquisition of Siegfried
   & Siegfried Ltd.                                                100                  73
                                                             -------------------------------
   Total Purchase Price                                          7,250               5,292

Fair market value of underlying net assets and liabilities
   of J.R.S. Exploration                                         3,462               2,527
Estimated fair market value of Siegfried & Siegfried
   Resource Consultants, Ltd. assets                               170                 124
                                                             -------------------------------
                                                                 3,632               2,651
                                                             -------------------------------
Goodwill                                                         3,618               2,641
                                                             ===============================



E - Par value of shares issued ($.01 per share)

F - Additional paid-in capital

G - Purchase price adjustments eliminating existing retained earnings and translation adjustments at J.R.S. Exploration

                      3-D GEOPHYSICAL INC. AND SUBSIDIARIES
                             PRO FORMA BALANCE SHEET
                          AS OF YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                A
                                          Recapitalized     J.R.S. U.S.$     Pro Forma            Adjusted
                                         3-D Geophysical      U.S. GAAP     Adjustments          Pro Forma
                                         ---------------      ---------     -----------          ---------
Net revenues                                    9,825            8,061            -               17,886

Expenses:
   Cost of data acquisition                     5,968            5,841          (52)       B      11,757
   Depreciation and amortization                  662            1,435          211        C       2,308
   General and administrative expenses          1,038              599            -                1,637
                                             --------      -----------     ----------          ---------
Total operating expenses                        7,668            7,875           159              15,702

Operating income                                2,157              186          (159)              2,184

Other income (expenses):
   Interest expense                              (803)            (303)            -              (1,106)
   Foreign currency transaction gains            (120)                -            -                (120)
   Miscellaneous                                  503               55             -                 558
                                             ---------     -----------     ---------           ---------

Income before provision for income              1,737             (62)          (159)              1,516
taxes

Provision for income taxes                        130             (47)           (56)                 27
                                             ---------   -------------     ----------          ---------

Net income                                      1,607             (15)          (103)              1,489
                                             ========     ------------     ----------          ---------


A - The acquisitions of Geovaluaciones S.A. de C.V. ("Geovaluaciones") and Procesos Interactivos Avanzados, S.A. de C.V. ("PIASA") which occurred on February 6, 1996 were treated as a recapitalization of Geovaluaciones and PIASA with Geovaluaciones (combined with PIASA) as the acquiror and predecessor of 3-D Geophysical.

B - Elimination of rental expense paid by J.R.S. Exploration to Siegfried & Siegfried Resource Consultants Ltd. in the amount of $52,000 for the year ended December 31, 1995.

C - To record amortization of goodwill associated with J.R.S. Exploration and Siegfried & Siegfried Resource Consultants Ltd. over 15 years and incremental depreciation associated with the acquisition of the recording assets of Siegfried and Siegfried Resource Consultants Ltd. in the amount of $176,000 and $35,000 for the goodwill amortization and asset depreciation, respectively.

                      3-D GEOPHYSICAL INC. AND SUBSIDIARIES
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                       A
                                                 Recapitalized          J.R.S. U.S.$    Pro Forma             Adjusted
                                                3-D Geophysical          U.S. GAAP     Adjustments            Pro Forma

Net revenues                                           51,754              9,264               -               61,018

Expenses:
   Cost of data acquisition                            40,032              6,527            (80)        B      46,479
   Depreciation and amortization                        4,106                887             211        C       5,204
   General and administrative expenses                  6,002              1,464                -               7,466
                                                     --------    ---------------      -----------           ---------
Total operating expenses                               50,140              8,878             131               59,149

Operating income                                        1,614                386           (131)                1,869

Other income (expenses):
   Interest expense                                   (1,021)                  -               -              (1,021)
   Foreign currency transaction (losses)                 (91)                  -               -                 (91)
   Miscellaneous                                          797                 75                -                 872
                                                     --------     --------------      -----------           ---------

Income before provision for income taxes                1,299                461           (131)                1,629

Provision for income taxes                                470                193             (46)                 617
                                                     --------     --------------      -----------           ---------

Income from continuing operations                         829                268             (85)               1,012
                                                     --------     --------------      -----------           ---------

A - The acquisitions of Geovaluaciones S.A. de C.V. ("Geovaluaciones") and Procesos Interactivos Avanzados, S.A. de C.V. ("PIASA") which occurred on February 6, 1997 were treated as a recapitalization of Geovaluaciones and PIASA with Geovaluaciones (combined with PIASA) as the acquiror and predecessor of 3-D Geophysical.

B - Elimination of rental expense paid by J.R.S. Exploration to Siegfried & Siegfried Resource Consultants Ltd. in the amount of $80,000 for the year ended December 31, 1995.

C - To record amortization of goodwill associated with J.R.S. Exploration and Siegfried & Siegfried Resource Consultants Ltd. over 15 years and incremental depreciation associated with the acquisition of the recording assets of Siegfried and Siegfried Resource Consultants Ltd. in the amount of $176,000 and $35,000 for the goodwill amortization and asset depreciation, respectively.